Security deposits (Tables)	12 Months Ended
Jun. 30, 2019
Security deposits
Schedule of security deposits

Security deposits consist of the following:

	June 30, 2019	June 30, 2018

Loan deposits	$986,407	$1,502,819
Sales performance deposit (1)	1,388,179	—
Total security deposits	$2,374,586	$1,502,819

In May 2019, the Company signed a sales contract with a customer for its fresh killed hogs due to shortage of hog supplies in 2019. The contract requires the customer to prepay approximately $1.4 million (RMB 9,551,078) to the Company as customer deposits, and it also requires the Company to provide a sales performance deposit of $1,388,179 to the customer for guaranteeing its hog supplies from May 2019 to August 2019, and was extended to December 2019.  Once the sales performances have been completed, the customer will return the deposit back to the Company.